UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
   Date of Report (Date of earliest event reported):               December 24, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SELECTED TERMS OF TEMASEK HOLDINGS INVESTMENT

Item 3.02. Unregistered Sale of Equity Securities.
On December 24, 2007, Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that it had reached agreements with each of Temasek Capital (Private) Limited (“Temasek”) and Davis Selected Advisors LP (“Davis”) to sell an aggregate of 116,666,666 shares of newly issued common stock, par value $1.33 1/3 per share, at $48.00 per share, for an aggregate purchase price of approximately $5.6 billion. The shares were issued in private placements to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, with each purchaser receiving customary registration rights for their respective shares.
Temasek has agreed to purchase 91,666,666 shares of Merrill Lynch common stock (the “Original Shares”) at a price of $48.00 per share, or an aggregate purchase price $4.4 billion. Temasek will purchase 60% of the Original shares in December 2007 and the remaining 40% in January 2008. In addition, subject to (1) obtaining certain regulatory clearances, and (2) the requirement that it will at all times own less than 10% of Merrill Lynch’s outstanding common stock, Temasek has the option to purchase an additional 12,500,000 shares of Merrill Lynch common stock (the “Option Shares”) by March 28, 2008. The purchase price for the Option Shares will be $48 (if the option is exercised on or before the earlier of (x) two weeks after obtaining certain regulatory clearance for the grant and exercise of the option and (y) January 31, 2008) and after such date, the greater of $48 or (x) 90% of the then current market price per share of the common stock. Temasek will be subject to customary standstill provisions, including a prohibition on acquisitions of additional voting securities that would cause Temasek to own 10% or more of Merrill Lynch's common stock, that will expire on the earlier of (x) 2 years or (y) such time as the Temasek owns less than 5% of Merrill Lynch’s outstanding common stock. Certain terms of Temasek’s investment are described in Exhibit 99.2, filed herewith.
Davis Selected Advisors has agreed to purchase 25,000,000 shares of Merrill Lynch common stock in December 2007 at a price per share of $48.00, or an aggregate purchase price of $1.2 billion. There are no other material terms associated with the Davis investment.
Both Temasek and Davis will be passive investors and neither will have any role in the governance of Merrill Lynch. Merrill Lynch intends to use the proceeds from the offering for general corporate purposes.
A copy of the press release announcing these investments is being filed as Exhibit 99.1 to this Form 8-K. A term sheet describing the key terms of Temasek’s investment is being filed as Exhibit 99.2. Both exhibits are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
An Exhibit Index has been filed as part of this report and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

By:	/s/ Richard B. Alsop
Richard B. Alsop
Vice President and Assistant Secretary

Date: December 27, 2007

EXHIBIT INDEX

Exhibit Number
99.1	Press release, dated December 24, 2007, issued by Merrill Lynch & Co., Inc.
99.2	Selected terms of Temasek Investment